Exhibit 32.1

CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Steven P. Lawrence, the Chief Executive Officer of Francesca’s Holdings Corporation, certify that (i) the quarterly report on Form 10-Q for the fiscal quarter ended November 3, 2018 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Francesca’s Holdings Corporation as of the dates and for the periods set forth therein.

/s/ Steven P. Lawrence
Steven P. Lawrence
Chief Executive Officer
(duly authorized officer and Principal Executive Officer)

December 12, 2018
Date

I, Kelly M. Dilts, the Chief Financial Officer of Francesca’s Holdings Corporation, certify that (i) the quarterly report on Form 10-Q for the fiscal quarter ended November 3, 2018 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Francesca’s Holdings Corporation as of the dates and for the periods set forth therein.

/s/ Kelly M. Dilts
Kelly M. Dilts
Chief Financial Officer (duly authorized officer and Principal Financial and Accounting Officer)

December 12, 2018
Date

The foregoing certifications are being furnished solely to accompany the Quarterly Report on Form 10-Q pursuant to 18 U.S.C. § 1350 and Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended. These certifications shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference.